Note 6 - Note Payable	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Short-Term Debt [Text Block]
6.	NOTE PAYABLE

In January 2024, the Company entered into a financing arrangement for its Director and Officer Insurance policy. The total amount financed was approximately $400 thousand with an annual interest rate of 8.86%, to be paid over a period of ten months. As of December 31, 2024, this financing arrangement was paid in its entirety.

In November 2024, the Company entered into a financing arrangement for its Director and Officer Insurance policy. The total amount financed was approximately $500 thousand with an annual interest rate of 9.06%, to be paid over a period of eleven months. As of December 31, 2024, the remaining payable on the financed amount was $415 thousand.